Virtus SGA Global Growth Fund

a series of Virtus Equity Trust

Supplement dated July 13, 2020 to the Summary Prospectus, the Virtus Equity Trust

Statutory Prospectus and the Statement of Additional Information (“SAI”),

each dated January 28, 2020, as supplemented

Important Notice to Investors

SGA has announced that at the end of this year George P. Fraise will be stepping down as a portfolio manager for the Virtus SGA Global Growth Fund, and Hrishikesh Gupta is expected to be appointed in his place as of January 1, 2021. The Prospectuses and SAI will be updated as appropriate at the time of the changes.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VET 8019/SGAGlobalGrowth PM Announcement (7/2020)